SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 2, 2004

AMERICAN TOWER CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-14195	65-0723837
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

116 Huntington Avenue

Boston, Massachusetts 02116

(Address of Principal Executive Offices) (Zip Code)

(617) 375-7500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits

Exhibit No.	Item
99.1	Unaudited condensed consolidated balance sheets as of June 30, 2004 and December 31, 2003, unaudited condensed consolidated statements of operations for the three months and six months ended June 30, 2004 and 2003, and unaudited condensed consolidated statements of cash flows for the six months ended June 30, 2004 and 2003. (Filed herewith)

Item 12. Results of Operations and Financial Condition

On August 2, 2004, American Tower Corporation (the “Company”) issued a press release announcing financial results for the three months and six months ended June 30, 2004. A copy of the press release is furnished herewith as Exhibit 99.2.

Exhibit 99.2 is furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN TOWER CORPORATION
(Registrant)

Date: August 2, 2004	By:	/s/ Bradley E. Singer
Bradley E. Singer
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Unaudited condensed consolidated balance sheets as of June 30, 2004 and December 31, 2003, unaudited condensed consolidated statements of operations for the three months and six months ended June 30, 2004 and 2003, and unaudited condensed consolidated statements of cash flows for the six months ended June 30, 2004 and 2003. (Filed herewith)

99.2	Press release, dated August 2, 2004, announcing financial results for the three months and six months ended June 30, 2004. (Furnished herewith)